SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 27, 2001
                                                     --------------


                          MALAN REALTY INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Michigan                           1-13092                38-1841410
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                   File No.)           Identification No.)


30200 Telegraph Rd., Suite 105
Bingham Farms, MI                                                48025-4503
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number including area code: (248) 644-7110


                                       N/A
          (Former name or former address, if changed since last report)

On April 30, 2001, Malan Realty Investors, Inc. filed a Form 8-K reporting that it has engaged PricewaterhouseCoopers LLP in place of Deloitte & Touche, LLP as principal accountants for the fiscal year ending December 31, 2001. Attached as
Exhibit 16.1 is the letter from Deloitte & Touche, LLP required by Item 304(a)(3) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         16.1 Letter from Deloitte & Touche, LLP, dated April 30, 2001, regarding its concurrence with the Registrant's statement regarding change of accountants (received by the Registrant on May 7, 2001).








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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MALAN REALTY INVESTORS, INC.
                                           (Registrant)



May 8, 2001                             By:    /s/ Elliott J. Broderick
                                           -------------------------------------
                                             Elliott J. Broderick
                                             Chief Financial Officer





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